Retirement benefit obligations	6 Months Ended
Jun. 30, 2023
Retirement benefit obligations
Retirement benefit obligations

14. Retirement benefits obligations

The amounts recognized in the statement of comprehensive loss are as follows:

	For the three months ended June 30,		For the six months ended June 30,
	2023	2022	2023	2022
Current service cost	(67,188)	(85,432)	(133,722)	(170,864)
Past service cost	—	36,459	26,899	36,459
Interest cost	(46,888)	(9,705)	(93,778)	(19,410)
Interest income	45,240	6,996	90,480	13,992
Company pension amount (note 18)	(68,836)	(51,682)	(110,121)	(139,823)

Swiss Life communicated a decrease in conversion rate in the first quarter of 2023 and in the second quarter of 2022, which led to a positive past service cost for the six-month periods ended June 30, 2023 and June 30, 2022.

The amounts recognized in the balance sheet are determined as follows:

	June 30, 2023	December 31, 2022
Defined benefit obligation	(8,495,027)	(7,682,529)
Fair value of plan assets	8,369,164	7,867,835
Effect of asset ceiling	—	(185,306)
Funded status shortfall	(125,863)	—

As of June 30, 2023, the funded status has a shortfall of CHF 0.1 million compared to a surplus of CHF 0.2 million as of December 31, 2022 not recorded as an asset in accordance with the asset ceiling rules and minimum funding requirements. This decrease in funded status is primarily due to the discount rate that decreased from 2.30% as of December 31, 2022 to 1.85% as of June 30, 2023.